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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2002


                         Tenaska Georgia Partners, L.P.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


           333-96239                                     47-0812088
    (Commission File Number)                  (IRS Employer Identification No.)


                         1044 N. 115th Street, Suite 400
                           Omaha, Nebraska 68154-4446
          (Address of principal executive offices, including zip code)


                                 (402) 691-9500
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 17, 2002, the Executive Review Committee of Tenaska Georgia Partners, L.P. (the "Limited Partnership"), approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Limited Partnership's independent auditors and the appointment of KPMG LLP to serve as the Limited Partnership's independent auditors for the year ending December 31, 2002. The change is effective July 17, 2002.

      Arthur Andersen's reports on the Limited Partnership's financial statements for each of the past two fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

      During the past two fiscal years ended December 31, 2001 and 2000 and through the subsequent interim period ended July 17, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Limited Partnership's financial statements for such years.

      During the past two fiscal years ended December 31, 2001 and 2000 and through the subsequent interim period ended July 17, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Limited Partnership has provided Arthur Andersen with a copy of the foregoing disclosures and has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. While the Limited Partnership has received no information from Arthur Andersen, the Limited Partnership has been informed that, in light of recent developments at Arthur Andersen, Arthur Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrant's certifying accountant. As a result, no such letter is provided with this Form 8-K.

      During the past two fiscal years ended December 31, 2001 and 2000 and through the subsequent interim period ended July 17, 2002, the Limited Partnership did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Limited Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                       2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 17, 2002                          TENASKA GEORGIA PARTNERS, L.P.
                                       a Delaware limited partnership


                                       By: TENASKA GEORGIA, INC.
                                           a Delaware corporation, as Managing
                                           General Partner of Tenaska Georgia
                                           Partners, L.P.


                                       By: /s/ MICHAEL F. LAWLER
                                           -------------------------------
                                       Name: Michael F. Lawler
                                       Title: Vice President of Finance
                                                and Treasurer